UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
Washington, D.C. 20549

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SCHEDULE 14A INFORMATION

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Proxy Statement Pursuant to Section 14(a) of
the Securities Exchange Act of 1934

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☐	Definitive Proxy Statement
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ISPIRE TECHNOLOGY INC.
(Name of Registrant as Specified in Its Charter)

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(Name of Person(s) Filing Proxy Statement, if other than the Registrant)

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Your Vote Counts! Smartphone users Point your camera here and vote without entering a control number For complete information and to vote, visit www.ProxyVote.com Control # V93610-P46882 ISPIRE TECHNOLOGY INC. 19700 MAGELLAN DRIVE LOS ANGELES, CA 90502 ISPIRE TECHNOLOGY INC. 2026 Annual Meeting Vote by June 22, 2026 11:59 PM ET You invested in ISPIRE TECHNOLOGY INC. and it’s time to vote! You have the right to vote on proposals being presented at the Annual Meeting. This is an important notice regarding the availability of proxy materials for the stockholder meeting to be held on June 23, 2026. Vote Virtually at the Meeting* June 23, 2026 8:00 AM PST Virtually at: www.virtualshareholdermeeting.com/ISPR2026 *Please check the meeting materials for any special requirements for meeting attendance. Get informed before you vote View the Notice and Proxy Statement and Form 10-K online OR you can receive a free paper or email copy of the material(s) by requesting prior to June 9, 2026. If you would like to request a copy of the material(s) for this and/or future stockholder meetings, you may (1) visit www.ProxyVote.com, (2) call 1-800-579-1639 or (3) send an email to sendmaterial@proxyvote.com. If sending an email, please include your control number (indicated below) in the subject line. Unless requested, you will not otherwise receive a paper or email copy.

Vote at www.ProxyVote.com Prefer to receive an email instead? While voting on www.ProxyVote.com, be sure to click “Delivery Settings”. Voting Items Board Recommends V93611-P46882 THIS IS NOT A VOTABLE BALLOT This is an overview of the proposals being presented at the upcoming stockholder meeting. Please follow the instructions on the reverse side to vote these important matters. 1. Election of Directors Nominees: 1a. Tuanfang Liu For 1b. Jiangyan Zhu For 1c. Christopher Robert Burch For 1d. Brent Cox For 1e. John Fargis For 2. To ratify the appointment by the Audit Committee of the Company’s Board of Directors of Marcum Asia LLP as the Company’s registered public accounting firm for the fiscal year ending June 30, 2026. For NOTE: Such other business as may properly come before the meeting or any adjournment thereof.